UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Agreement
          Date of Report (Date of Earliest Event Reported): April 27, 2009


                       Florham Consulting Corp.
                    ___________________________
             (Exact name of registrant as specified in its charter)



       Delaware                    000-52634            20-2329345
___________________________       ___________          ______________
(State or other jurisdiction      (Commission          (I.R.S. Employer
 of incorporation)                File Number)         Identification No.)


64 Beaver Street, Suite 233
New York, NY                                         10004
_____________________________                     _________________
(Address of principal executive                    (Zip Code)
offices)



Registrant's telephone number, including area code:     646-206-8280




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Item 3.03  Material Modification to Rights of Security Holders.

     On April 27, 2009, Florham Consulting Corp. and the holders of the Company's outstanding warrants agreed to amend the common stock warrants as described below. These amendments apply to all of the outstanding warrants of the Company dated as of June 30, 2006. The amendments (i) modify the "Exercise Period" (as defined in the warrants) to provide that they may not be exercised until the fifth anniversary of June 30, 2006 (the date of their issuance) unless prior thereto a "Change in Control" (as defined in the warrants) has occurred and (ii) amend the amendment provisions of the warrants. In total, these amendments apply to an aggregate of 925,000 warrants.


Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

     Exhibit No.    Description
     ___________    ____________

        4.1         Form of First Amendment to Common Stock Warrant.



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FLORHAM CONSULTING CORP.


April 27, 2009                        By:    /s/  David Stahler
                                         ___________________________
                                          Name:   David Stahler
                                          Title:  President




                EXHIBIT INDEX
                ______________



     Exhibit No.    Description
     ___________    ____________

        4.1         Form of First Amendment to Common Stock Warrant.



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